EXECUTION COPY

     This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED TRUST AGREEMENT (this “Amendment”) is made and entered into as of March 22, 2011, by and among (i) NovaStar Mortgage, Inc., a Virginia corporation, in its capacity as depositor, (the “Depositor”) and as Holder of all the Common Securities (the “Common Holder”), (ii) The Bank of New York Mellon Trust Company, National Association, a national banking corporation, in its capacity as property trustee (in such capacity, the “Property Trustee”), (iii) BNY Mellon Trust of Delaware, a Delaware banking corporation, in its capacity as Delaware trustee (in such capacity, the “Delaware Trustee”), (iv) W. Lance Anderson, an individual, Rodney E. Schwatken, an individual, and Matthew R. Kaltenrieder, an individual, each in his capacity as an administrative trustee (in such capacity, each an “Administrative Trustee” and, collectively, the “Administrative Trustees” and, together with the Property Trustee and the Delaware Trustee, the “Trustees”) and (v) Taberna Preferred Funding II, Ltd., a Cayman Island corporation, as the Holder of all of the Preferred Securities (the “Preferred Holder” and together with the Common Holder, the “Holders”).

RECITALS

     A. The parties hereto, other than the Holders, are party to the Second Amended and Restated Trust Agreement, dated as of April 27, 2009 (the “Second Amended and Restated Trust Agreement”), related to the NovaStar Capital Trust I/B (the “Trust”), pursuant to which certain Preferred Securities have been issued.

     B. Immediately prior to the entry into this amendment, the Depositor will surrender (directly or indirectly) to the Property Trustee for cancellation all of the Preferred Securities other than those held by Taberna Preferred Funding II, Ltd., which the Depositor or its affiliate(s) will have acquired pursuant to an exchange of such Preferred Securities for senior unsecured notes issued by NovaStar Financial, Inc. (the “Sponsor”) that are substantially on the same terms as those set forth in Exhibit A hereto.

     C. The Sponsor has proposed a redemption in-kind whereby (i) senior notes issued by the Sponsor in the form attached hereto as Exhibit A (the “Senior Notes”) will be transferred to the Trust, (ii) the Subordinated Notes are transferred to the Depositor or an affiliate of the Depositor (iii) all Outstanding Preferred Securities are redeemed in consideration for the Senior Notes and (iv) the Trust is liquidated and terminated.

     D. The Trustees and the Holders desire to amend the Second Amended and Restated Trust Agreement as set forth herein to provide for the redemption in-kind of the Preferred Securities and a liquidation and termination of the Trust.

AGREEMENT

     In consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereto, for the benefit of the other parties hereto and for the benefit of the Holders, hereby amends the Amended and Restated Trust Agreement and agrees as follows:

     1. Amendment of Section 9.4. The first sentence of Section 9.4 of the Amended and Restated Trust Agreement is amended to read as follows:

     “(a) If an Early Termination Event specified in Section 9.2(a), (b), or (d) occurs, if a redemption under Section 9.6 occurs, or upon the Expiration Date, the Trust shall be liquidated by the Property Trustee as expeditiously as the Property Trustee shall determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Preferred Holder a Like Amount of Notes, subject to Section 9.4(d).”

     2. Addition of New Section 9.6. New Section 9.6 of the Second Amended and Restated Trust Agreement is added as follows:

     “SECTION 9.6 Special Redemption and Termination.

     (a) Notwithstanding the other provisions of this Trust Agreement, upon the Trust’s receipt by the Property Trustee from the Depositor or any of the Depositor’s affiliates of

     (i) notes or other debt instruments that are acceptable to all of the holders of the Outstanding Preferred Securities,

     (ii) an opinion of nationally recognized counsel addressed to the Preferred Holders as to certain enforceability and securities law matters with respect to such new notes or other debt instruments,

     (iii) an opinion of nationally recognized tax counsel addressed to the Trust, that such notes or other debt instruments constitute debt for U.S. Federal income tax purposes, which opinion will explicitly permit reliance by the then-current holders of the Outstanding Preferred Securities, and

     (iv) a certification of the Depositor or its ultimate parent company with respect to certain representations and warranties set forth in Exhibit G (“Representation Certificate”),

then the Property Trustee shall expeditiously transfer a corresponding amount of Subordinated Notes held by the Trust to the Depositor or to the Depositor’s affiliate as the Depositor shall designate, and redeem all Outstanding Preferred Securities. As consideration for such redemption, the Property Trustee shall deliver to the Preferred Holders the notes (or debt instruments) referred to in Section 9.6(a)(i) above, the opinions of counsel and the Representation Certificate.

     (b) Upon the transfer of all, but not less than all, of the Outstanding Preferred Securities held by the Preferred Holders to the Trust, the Property Trustee shall liquidate the Trust in accordance with Section 9.4.

     (c) Delivery of a note or other debt instrument and transfer of all Subordinated Notes pursuant to this Section 9.6 shall not constitute an optional exchange of notes pursuant to Section 2.8 or an exchange pursuant to Section 4.9 of this Trust Agreement.”

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     3. Addition of Exhibit G. The Second Amended and Restated Trust Agreement is amended by adding the a new “Exhibit G” in the form of Exhibit B to this Amendment.

     4. Waivers for Amendment; Consent. The Holders, being all of the holders of the Preferred Securities and the Common Securities, hereby waive all of the conditions and requirements of Sections 10.3(a)-(c) of the Amended and Restated Trust Agreement in connection with the entry, delivery and performance of this amendment. By the execution of this Amendment, the Holders hereby consent to the amendments, modifications and supplements to Second Amended and Restated Trust Agreement contemplated herein. Furthermore, the Preferred Holder consents to the Senior Notes as acceptable pursuant to Section 9.6 of the Second Amended and Restated Trust Agreement as modified hereby.

     5. No Other Amendments. Except as set forth above, no other amendments to the Second Amended and Restated Trust Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Second Amended and Restated Trust Agreement unaffected by this Amendment shall remain in full force and effect.

     6. Capitalized Terms. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Second Amended and Restated Trust Agreement.

     7. Headings. The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

     8. Execution of Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

NovaStar Mortgage, Inc.,
as Depositor and Common Holder

By:	/s/ Rodney E. Schwatken
	Name:	Rodney E. Schwatken
	Title:	Chief Financial Officer

The Bank of New York Mellon Trust Company,
National Association,
not in its individual capacity, but solely as
Property Trustee

By:	/s/ Valerie L. Nuhfer
	Name:	Valerie L. Nuhfer
	Title:	Associate

BNY Mellon Trust of Delaware,
not in its individual capacity, but solely as
Delaware Trustee

By:	/s/ Kristine K. Gullo
	Name:	Kristine K. Gullo
	Title:	Vice President

Taberna Preferred Funding II, Ltd.,
as Holder of all Preferred Securities

	By:	TP Management LLC,
as attorney-in-fact for Taberna Capital
Management LLC,
as collateral manager

	By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

Signature Page
to Amendment Agreement

/s/ W. Lance Anderson
W. Lance Anderson, not in his individual
capacity, but as Administrative Trustee of
NovaStar Capital Trust I/B

/s/ Rodney E. Schwatken
Rodney E. Schwatken, not in his individual
capacity, but solely as Administrative Trustee of
NovaStar Capital Trust I/B

/s/ Matthew R. Kaltenrieder
Matthew R. Kaltenrieder, not in his individual
capacity, but solely as Administrative Trustee of
NovaStar Capital Trust I/B

Signature Page
to Amendment Agreement

EXHIBIT A

Form of Senior Notes

[IF THIS SENIOR NOTE IS A GLOBAL SECURITY INSERT: THIS SENIOR NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”) OR A NOMINEE OF DTC. THIS SENIOR NOTE IS EXCHANGEABLE FOR SENIOR NOTE REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SENIOR NOTE (OTHER THAN A TRANSFER OF THIS SENIOR NOTE AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS SENIOR NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SENIOR NOTE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO [CEDE & CO.] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.]

THE SENIOR NOTES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SENIOR NOTES, AND ANY INTEREST THEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY SENIOR NOTES IS HEREBY NOTIFIED THAT THE SELLER OF THE SENIOR NOTES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER OF THE SENIOR NOTES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SENIOR NOTES MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY OR (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED PURCHASER” (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED), AND (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY SENIOR NOTES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THE SENIOR NOTES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY ATTEMPTED TRANSFER OF SENIOR NOTES, OR ANY INTEREST THEREIN, IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH SENIOR NOTES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PRINCIPAL OF OR INTEREST ON SUCH SENIOR NOTES, OR ANY INTEREST THEREIN, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SENIOR NOTES.

THE HOLDER OF THIS SENIOR NOTE, OR ANY INTEREST THEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SENIOR NOTE OR ANY INTEREST THEREIN. ANY PURCHASER OR HOLDER OF THE SENIOR NOTES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE.

NOVASTAR FINANCIAL, INC.

Senior Note due 2033

No. __	$_________

     NovaStar Financial, Inc., a corporation organized and existing under the laws of Maryland (hereinafter called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________ (the “Holder”), or registered assigns, the principal sum of _________________ Dollars ($___________) on March 30, 2033 [If the Security is a Global Security, then insert: or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture]. The Company further promises to pay interest on said principal sum as set forth in Article III of the Indenture, the payment terms of which are hereby incorporated by reference and made a part hereof as if expressly set forth herein.

     The amount of interest payable shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant interest period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     Payment of principal of, premium, if any, and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, premium, if any, and interest due at the Maturity of this Security shall be made at the Place of Payment upon surrender of such Securities to the Paying Agent, and payments of interest shall be made, subject to such surrender where applicable, by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Paying Agent at least ten (10) Business Days prior to the date for payment by the Person entitled thereto unless proper written transfer instructions have not been received by the relevant record date, in which case such payments shall be made by check mailed to the address of such Person as such address shall appear in the Security Register.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[FORM OF REVERSE OF SECURITY]

     This Security is one of a duly authorized issue of securities of the Company (the “Securities”) issued under the Indenture, dated as of March 22, 2011 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association, as Trustee (in such capacity, the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Senior Notes, and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered.

     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Company may, on any Interest Payment Date, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Senior Notes (unless a shorter notice period shall be satisfactory to the Trustee) on or after June 30, 2011 and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time at a Redemption Price equal to one hundred percent (100%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.

     In addition, upon the occurrence and during the continuation of a Special Event, the Company may, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Senior Notes (unless a shorter notice period shall be satisfactory to the Trustee), redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the Indenture at a Redemption Price equal to one hundred seven and one half percent (107.5%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.

     In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Senior Notes are to be redeemed, the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security.

     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Senior Notes, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Senior Notes, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest, including any Additional Interest (to the extent legally enforceable), on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is restricted to transfers to “Qualified Purchasers” (as such term is defined in the Investment Company Act of 1940, as amended,) and is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar and duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Senior Notes are issuable only in registered form without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Company and, by its acceptance of this Security or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that, for United States federal, state and local tax purposes, it is intended that this Security constitute indebtedness.

     This Security shall be construed and enforced in accordance with and governed by the laws of the State of New York, without reference to its conflict of laws provisions (other than Section 5-1401 of the General Obligations Law).

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on this [DAY] day of [MONTH], [YEAR].

NOVASTAR FINANCIAL, INC.

By:
Name:
Title:

EXHIBIT B

EXHIBIT G

Representation Certificate of Issuer

Dated as of ___________, 2011

     The undersigned, [ - ], (the “Issuer”) a [ - ], for good and valuable consideration, the adequacy and sufficiency of which are admitted, hereby represents, warrants, and covenants as set forth herein for the benefit of the Preferred Holders as defined in the ARTA (defined below) in connection with the issuance of the [ - ] (the “Securities”).

Reference is made to the Second Amended and Restated Trust Agreement, dated as of April 27, 2009 (the “Second Amended and Restated Trust Agreement”), related to the NovaStar Capital Trust I/B (the “Trust”), as amended by the First Amendment to the Second Amended and Restated Trust Agreement, made and entered into as of March 22, 2011 (the “Amendment” and, together with the Second Amended and Restated Trust Agreement, the “ARTA”), by and among

(i) NovaStar Mortgage, Inc., a Virginia corporation, in its capacity as depositor, (the “Depositor”) and as Holder of all the Common Securities (the “Common Holder”),

(ii) The Bank of New York Mellon Trust Company, National Association, a national banking corporation, in its capacity as property trustee (in such capacity, the “Property Trustee”),

(iii) BNY Mellon Trust of Delaware, a Delaware banking corporation, in its capacity as Delaware trustee (in such capacity, the “Delaware Trustee”),

(iv) W. Lance Anderson, an individual, Rodney E. Schwatken, an individual, and Matthew R. Kaltenrieder, an individual, each in his capacity as an administrative trustee (in such capacity, each an “Administrative Trustee” and, collectively, the “Administrative Trustees” and, together with the Property Trustee and the Delaware Trustee, the “Trustees”) and

(v) [Taberna Preferred Funding II, Ltd., a Cayman Island corporation, as the Holder of all of the Preferred Securities (the “Preferred Holder” and together with the Common Holder, the “Holders”).]

     All capitalized terms not otherwise defined herein shall have the same meaning given to them in the ARTA.

     The undersigned acknowledges and agrees that each of the following representations constitutes a material representation to be relied upon by the Depositor and the Issuer, and that all such representations, warranties and covenants will survive execution of the Amendment and termination of the NovaStar Capital Trust I/B.

     1. Securities Laws Matters:

     Neither the Issuer nor any of its “Affiliates” (as defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”), nor any person acting on any of their behalf (except for the Holders, as to which no representation or warranty is made) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration under the Securities Act of any of the Securities.

     Neither the Issuer nor any of its Affiliates, nor any person acting on any of their behalf (except for the Holders, as to which no representation or warranty is made) has (i) offered for sale or solicited offers to purchase the Securities, (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities, or (iii) engaged in any “directed selling efforts” within the meaning of Regulation S under the Securities Act with respect to the Securities.

     The Securities (i) are not and have not been listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended, or quoted on a U.S. automated interdealer quotation system and (ii) are not of an open-end investment company, unit investment trust or face-amount certificate company that are, or are required to be, registered under Section 8 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Securities otherwise satisfy the eligibility requirements of Rule 144A(d)(3) promulgated pursuant to the Securities Act.

     The Issuer is not, and, immediately following consummation of the transactions contemplated hereby, will not be, an “investment company” or an entity “controlled” by an “investment company,” in each case within the meaning of Section 3(a) of the Investment Company Act.

     The Issuer has not paid or agreed to pay to any person or entity, directly or indirectly, any fees or other compensation for soliciting another to purchase any of the Securities.

     2. Indenture. The Indenture has been duly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery by [ - ], the indenture trustee (the “Indenture Trustee”), will be a legal, valid and binding obligation of the Issuer enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.

     3. Securities. The Securities have been duly authorized by the Issuer and, when executed by the Issuer and authenticated and delivered by the Indenture Trustee, will constitute legal, valid and binding obligations of the Issuer entitled to the benefits of the indentures enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.

     4. Defaults. The issue of the Securities by the Issuer will not (a) conflict with or constitute a breach of, or a default under, any trust agreement or the charter or bylaws or similar organizational documents of the Issuer, or any subsidiary of the Issuer or, to the Issuer’s knowledge, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental authority, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Issuer or any of its subsidiaries, or their respective properties or assets (collectively, “Governmental Entities”) or any arbitrator, (b) conflict with or constitute a violation or breach of, or a default or Repayment Event (as defined below) under, or result in the creation or imposition of any pledge, security interest, claim, lien or other encumbrance (each, a “Lien”) upon any property or assets of the Issuer or any of the Issuer’s subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which

     (i) the Issuer, or any of its subsidiaries is a party or by which it or any of them may be bound, or

     (ii) any of the property or assets of any of them is subject, or any judgment, order or decree of any court, Governmental Entity or arbitrator, except, in the case of this clause (ii), for such conflicts, breaches, violations, defaults, Repayment Events (as defined below) or Liens which (X) could not reasonably be expected to, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by the Operative Documents and (Y) could not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, liabilities and assets of the Issuer and its subsidiaries taken as a whole, whether or not occurring in the ordinary course of business (a “Material Adverse Effect”); or

     (iii) require the consent, approval, authorization or order of any court or Governmental Entity.

As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Issuer or any of its subsidiaries prior to its scheduled maturity.

     5. Organization, Standing and Qualification of the Issuer. The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own, lease and operate its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Issuer to be so qualified could not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect.

     6. Government Licenses; Laws. The Issuer holds all necessary approvals, authorizations, orders, licenses, consents, registrations, qualifications, certificates and permits (collectively, “Government Licenses”) of and from Governmental Entities necessary to conduct its business as now being conducted, and the Issuer has not received any notice of proceedings relating to the revocation or modification of any such Government License, except where the failure to be so licensed or approved or the receipt of an unfavorable decision, ruling or finding, would not, singly or in the aggregate, have a Material Adverse Effect; all of the Government Licenses are valid and in full force and effect, except where the invalidity or the failure of such Government Licenses to be in full force and effect, would not, singly or in the aggregate, have a Material Adverse Effect; and the Issuer and its subsidiaries are in compliance with all applicable laws, rules, regulations, judgments, orders, decrees and consents, except where the failure to be in compliance, would not, singly or in the aggregate, have a Material Adverse Effect.

     7. Litigation. There is no action, suit or proceeding before or by any Governmental Entity, arbitrator or court, domestic or foreign, now pending or, to the knowledge of the Issuer after due inquiry, threatened against or affecting the Issuer or any of its subsidiaries, except for such actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, adversely affect the repayment of the Securities.

[Signature page follows]

NOVASTAR FINANCIAL, INC.

By:
Name:
Title: